Exhibit 10.9

Execution Version

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (as may be as amended, modified, renewed, extended, or replaced from time to time, this “Agreement”), dated as of August 20, 2021, is made among the Obligors (as defined below), EAST WEST BANK (“East West”), as administrative agent and collateral agent for the below defined Lenders (East West, in such capacity, “Agent”), in light of the following:

WHEREAS, pursuant to that certain Revolving Credit and Security Agreement, dated as of the date hereof, by and among Newegg Commerce, Inc., a business company incorporated with limited liability under the laws of the British Virgin Islands (“Newegg Commerce”), Newegg Inc., a Delaware corporation (“Newegg”), Newegg North America Inc., a Delaware corporation (“Newegg NorAm”), Newegg.com Americas Inc., a Delaware corporation (“Newegg Americas”), Newegg Canada Inc., an Ontario corporation (“Newegg Canada”), Magnell Associate, Inc., a California corporation (“Magnell”), Rosewill Inc., a Delaware corporation (“Rosewill”), Newegg Business Inc., a Delaware corporation (“Newegg Biz”), Ozzo Inc., a Delaware corporation (“Ozzo “), Newegg Staffing Inc., a Delaware corporation (“Newegg Staffing”), INOPC, INC., an Indiana corporation (“INOPC”), CAOPC, Inc., a California corporation (“CAOPC”), NJOPC, Inc., a New Jersey corporation (“NJOPC”), Newegg Logistics Services Inc., a Delaware corporation (“Newegg Logistics”), and Pure Facility Solutions Inc., a Delaware corporation (“Pure Facility”) (Newegg Commerce, Newegg, Newegg NorAm, Newegg Americas, Newegg Canada, Magnell, Rosewill, Newegg Biz, Ozzo, Newegg Staffing, INOPC, CAOPC, NJOPC, Newegg Logistics, Pure Facility and each other Person party to the below defined Credit Agreement as a borrower from time to time, jointly and severally, collectively, “Borrowers,” and each, a “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”) and East West, as Administrative Agent, Collateral Agent, Sole Arranger and Book Runner (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”), the Lenders are willing to make certain loans and financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS , each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, each Obligor has agreed to subordinate in favor of Agent, for the benefit of the Lenders, all indebtedness of the other Obligors owing to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Insolvency Events” has the meaning set forth in Section 3 of this Agreement.

“Obligors” means, individually and collectively, the Borrowers and the Guarantors. From time to time, additional Persons may become “Borrowers” under the Credit Agreement or Guarantors or grantors of security and, as a result, shall be deemed added to the definition of “Obligors” hereunder.

“Senior Debt” means the Obligations.

“Subordinated Debt” means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of each other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any Obligor, directly or indirectly, of assets of such Obligor of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, in each case for or on account of any Subordinated Debt.

(c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2. Subordination to Payment of Senior Debt. As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents, of the Senior Debt.

SECTION 3. Subordination Upon Any Distribution of Assets of Obligors. As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by Applicable Law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent in respect of such Senior Debt.

SECTION 4. Payments on Subordinated Debt.

(a) Permitted Payments. So long as no Default or Event of Default has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, any Subordinated Debt Payment.

(b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Default or Event of Default, and until such Default or Event of Default is cured or waived, each Obligor shall not make, and each other Obligor shall not accept or receive, any Subordinated Debt Payment, except to the extent expressly permitted pursuant to the Credit Agreement.

SECTION 5. Subordination of Remedies. Until all Senior Debt has been repaid in full, in cash or cash equivalents, and all commitments of Agent to extend credit under the Credit Agreement and the Other Documents have been irrevocably terminated, following the occurrence of any Default or Event of Default and until such Default or Event of Default is cured or waived, each Obligor shall not, without the prior written consent of Agent:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

(b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

(d) commence, or cause to be commenced, or join with any creditor other than Agent in commencing, any bankruptcy, insolvency, or receivership proceeding against any other Obligor.

SECTION 6. Payment Over to the Agent. In the event that, notwithstanding the provisions of Sections 3, 4, and 5 hereof, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Obligor before all Senior Debt is paid, in full, in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of Agent and shall be paid over or delivered to Agent for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to Agent in respect of the Senior Debt.

SECTION 7. Authorization to the Agent. If, while any Subordinated Debt is outstanding, there is an occurrence and continuation of a Default or Event of Default with respect to any other Obligor or its property: (i) Agent is hereby irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent; and (ii) each Obligor shall promptly take such action as Agent reasonably may request (A) to collect the Subordinated Debt for the account of Agent and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may reasonably request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

SECTION 8. Certain Agreements of Each Obligor.

(a) No Benefits. Each Obligor understands that there may be various agreements between Agent and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that Agent shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b) No Interference. Each Obligor acknowledges that each other Obligor has granted to Agent a security interest in all or certain portions of such Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with Applicable Law.

(c) Reliance by the Agent. Each Obligor acknowledges and agrees that Agent will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Other Documents and making or issuing the Advances thereunder.

(d) Waivers. Except as provided under the Credit Agreement, each Obligor waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations of Each Obligor Not Affected. Each Obligor agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent hereunder: (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Other Documents may be extended or such performance or compliance may be waived by Agent; (ii) the agreements of any other Obligor with respect to the Other Documents may from time to time be modified by such other Obligor and Agent in writing for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or Agent thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of the Credit Agreement; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent may waive or refrain from exercising such rights).

(f) Rights of the Agent Not to Be Impaired. No right of Agent to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor or Agent hereunder or under or in connection with the Other Documents or by any noncompliance by such other Obligor with the terms and provisions and covenants herein or in any Other Document, regardless of any knowledge thereof Agent may have or otherwise be charged with.

(g) Financial Condition of Obligors. Except as provided under the Credit Agreement, each Obligor shall not have any right to require Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of such other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; or (v) any action or inaction on the part of Agent or any Lender or any other Person otherwise permitted under the Credit Agreement

(h) Acquisition of Liens or Guaranties. Each Obligor shall not, without the prior consent of Agent (which consent shall be granted, withheld, conditioned or delayed within Agent’s Permitted Discretion), acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt which are not currently existing or being entered into in connection with the transactions contemplated by the Other Documents.

SECTION 9. Subrogation.

(a) Subrogation. Until the payment and performance in full of all Senior Debt, each Obligor shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution hereunder or otherwise. Upon the payment and performance in full of all Senior Debt, each Obligor shall be subrogated to the rights of Agent to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions by any Obligor to Agent of any cash, property, or securities to which any other Obligor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than Agent), and the other Obligors, be deemed to be a payment by such Obligor to or on account of the Senior Debt.

(b) Payments Over to Obligors. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 hereof shall have been applied pursuant to the provisions of Section 3, 4, or 5 hereof to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from Agent any payments or distributions received by Agent in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Agent, Agent shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

SECTION 10. Continuing Agreement; Reinstatement.

(a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with any other Obligor.

(b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the other Obligor shall be rescinded or must otherwise be restored by Agent, whether as a result of an Insolvency Event or otherwise.

SECTION 11. Transfer of Subordinated Debt. Each Obligor may not assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent (unless such assignment or transfer would result in an Obligor hereunder being the assignee or transferee), and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.

SECTION 12. Obligations of Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of Agent against such other Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and each other Obligor, the obligation of such other Obligor to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against each other Obligor, on the one hand, and of the creditors (other than Agent) of such other Obligor against such other Obligor, on the other hand.

SECTION 13. Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a) Endorsement of Obligor Documents. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b) Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 14. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth in the Credit Agreement or, as to any such party, such other address as shall be designated by such party in a written notice to the other parties hereto.

SECTION 15. No Waiver; Cumulative Remedies. No failure on the part of Agent to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent.

SECTION 16. Costs and Expenses. Each of the Obligors jointly and severally agrees to pay to Agent on demand all reasonable costs and expenses of Agent, and the reasonable fees and disbursements of counsel, in connection with the negotiation, preparation, execution, delivery, administration, enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement (including any amendments, modifications, or waivers of the terms hereof), including any losses, costs and expenses sustained by Agent as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 17. Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Obligor under Section 16 shall survive the satisfaction of the Senior Debt.

SECTION 18. Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, Agent and their respective successors and permitted assigns.

SECTION 20. Choice of Law and Venue. THE VALIDITY OF THIS INTERCOMPANY SUBORDINATION AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF EACH OBLIGOR AND AGENT, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH OBLIGOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS INTERCOMPANY SUBORDINATION AGREEMENT SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, STATE OF NEW YORK, OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OBLIGOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

SECTION 21. Waiver of Jury Trial. EACH OBLIGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS INTERCOMPANY SUBORDINATION AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF EACH OBLIGOR AND AGENT WITH RESPECT TO THIS INTERCOMPANY SUBORDINATION AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. EACH OBLIGOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION 21 WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OBLIGOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION 22. Entire Agreement; Amendments and Waivers.

(a) Entire Agreement. This Agreement constitutes the entire agreement of each of the Obligors and Agent with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

(b) Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23. Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 24. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all Applicable Laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25. Interpretation. This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors and Agent and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against any party merely because of such party’s involvement in the preparation hereof.

SECTION 26. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an executed original counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. This Agreement shall become effective as to each Obligor upon the execution and delivery of a counterpart hereof by such Obligor (whether or not a counterpart hereof shall have been executed and delivered by any other Obligor).

SECTION 27. Termination of Agreement. Upon final payment and performance in full, in cash or cash equivalents, of the Senior Debt, and the termination of the Lenders’ obligations to lend under the Credit Agreement, this Agreement shall terminate and Agent shall promptly execute and deliver to each Obligor such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of each Obligor under Section 16 shall survive such termination until satisfaction thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

OBLIGORS:

NEWEGG COMMERCE, INC.,
a British Virgin Islands business company
incorporated with limited liability

By:	/s/ Anthony Chow
Name:	Anthony Chow
Title:	Chief Executive Officer

NEWEGG INC.,
a Delaware corporation

By:	/s/ Anthony Chow
Name:	Anthony Chow
Title:	Chief Executive Officer

NEWEGG NORTH AMERICA INC.,
a Delaware corporation

By:	/s/ Yueh-Pai“Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG.COM AMERICAS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG CANADA INC.,
an Ontario corporation

By:	/s/ Yueh-Pai“Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Intercompany Subordination Agreement (Newegg)

MAGNELL ASSOCIATE, INC.,
a California corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

ROSEWILL INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG BUSINESS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

OZZO INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG STAFFING INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Intercompany Subordination Agreement (Newegg)

INOPC, INC.,
an Indiana corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

CAOPC, INC.,
a California corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NJOPC, INC.,
a New Jersey corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

NEWEGG LOGISTICS SERVICES INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

NEWEGG FACILITY SOLUTIONS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

Signature Page to Intercompany Subordination Agreement (Newegg)

NUTREND AUTOMOTIVE INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

NEWEGG TEXAS, INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

CHIEFVALUE.COM, INC.,
a New Jersey corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

NEWEGG TECH, INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

Signature Page to Intercompany Subordination Agreement (Newegg)

AGENT:

EAST WEST BANK

By:	/s/ Linda Lee
Name:	Linda Lee
Title :	Senior Vice President

Signature Page to Intercompany Subordination Agreement (Newegg)